UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant  ☐

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☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☐          Definitive Additional Materials
☒          Soliciting Material Under Rule 14a-12

Insured Municipal Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

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PROXY

INSURED MUNICIPAL INCOME FUND INC.
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

The undersigned hereby appoints Andrew Dakos and Phillip Goldstein, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Insured Municipal Income Fund Inc. (the “Fund”) to be held on December 10, 2009, at 11:00 AM Eastern time, at the offices of Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174 (the “Meeting”), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on October 30, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.
Date:                                                , 2009

VOTE BY MAIL: COMPLETE, SIGN AND MAIL THIS PROXY CARD

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)            (Title(s), if applicable)

      This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.  Please indicate by filling in the appropriate box below.

Proposal 1.
To elect the following nominees to hold office until
the annual meeting of shareholders in 2010 and until
their successors are elected and qualify or until they resign or are otherwise removed: Mr. James Chadwick,
Mr. Ben Harris and Mr. Charles Walden
	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐	ABSTAIN ☐

To withhold authority to vote, mark “For All Except” and write the Nominee’s name on the line below:

Proposal 2.	To approve a new investment advisory agreement between the Fund and Brooklyn Capital Management, LLC	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.	To approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4.	To eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 5.	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE DECEMBER 10, 2009

Your vote is important.  If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Meeting.  You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 10, 2009: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.icommaterials.com.

THANK YOU FOR YOUR TIME